UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2006 (February 10, 2006)

LIFEPOINT HOSPITALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51251 (Commission File Number)	20-1538254 (IRS Employer Identification No.)

103 Powell Court, Suite 200 Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)

(615) 372-8500
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

The attached unaudited pro forma combined condensed consolidated financial information of LifePoint Hospitals, Inc. (“LifePoint” or the “Company”), as of and for the year ended December 31, 2005 and for the year ended December 31, 2004, set forth in Exhibit 99 hereto, is being filed herewith to supplement the unaudited pro forma combined condensed consolidated financial information that previously was filed on the Company’s Current Report on Form 8-K dated November 4, 2005.

This information under this “Item 2.02. Results of Operations and Financial Condition”, including the exhibit related thereto, shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.      Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number	Description
99	Unaudited Pro Forma Combined Condensed Consolidated Financial Information.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.
	By:	/s/ Michael J. Culotta
		Name:	Michael J. Culotta
Date: February 10, 2006		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99	Unaudited Pro Forma Combined Condensed Consolidated Financial Information.